________________________________________________________________________________
                                                              |
                                                              |
                        [TREE LEAF GRAPHICS APPEAR HERE]      |
                                                              |
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________________________________________________________________________________




                                                CIGNA VARIABLE
                                           PRODUCTS INVESTMENT
                                               GRADE BOND FUND
______________________________________________________________

                                                 ANNUAL REPORT
                                             DECEMBER 31, 2000






















                                      [CIGNA TREE LOGO GRAPHIC APPEARS HERE /R/]
                                                                        CIGNA

________________________________________________________________________________
                                                                               1


DEAR SHAREHOLDERS:

Our report for CIGNA Variable Products Investment Grade Bond Fund (the "Fund") covering the year ended December 31, 2000 follows.

MANAGEMENT'S DISCUSSION AND ANALYSIS

Financial market performance during 2000 can be best characterized by two dominant themes: (1) a complete reversal in the winners and losers among asset classes compared with calendar year 1999; and (2) a dramatic shift on the part of investors away from risk-taking and toward risk aversion, with some evidence of a "flight to quality." In the eternal struggle within investment markets between "greed and fear," risk and return, it was clear that, unlike 1999, fear and risk aversion emerged as the dominant forces.

In terms of specific asset classes, the broad bond market outperformed the broad equity market for the first year since 1990. Within the fixed income markets, U.S. Treasury securities, the safest and most liquid type of financial asset in the world, were the best performers. The 30-year Treasury bond enjoyed a total return of 19.88%, compared with an 11.63% total return for the Lehman Brothers Aggregate Bond Index, the best year for the Index since 1995. Conversely, below-investment-grade (high yield) bonds performed poorly, generating a negative total return of 5.86% based on the Lehman Brothers High Yield Bond Index. According to Lehman Brothers, the year 2000 was the worst single year of relative performance for U.S. corporate bonds since the recession years of 1981-82 and 1974. Corporate bonds underperformed all other major fixed income asset classes, both on an absolute and duration-adjusted basis during 2000.

Factors which contributed to corporate bond spread widening included: investor risk aversion, weak equity markets and increased volatility, poor liquidity/technicals, Treasury curve volatility/inversion, heightened credit risk, continued earnings disappointments, supply worries, sustained high oil prices and increased event risk.

In the first quarter, while our performance attributable to security selection was positive for corporate bonds, our sector allocation - primarily our overweights in corporates, agencies, and high yield - negatively impacted the portfolio's return. During the second quarter, the Fund's underweighting in Treasuries and overweighting in spread product (e.g., corporate bonds, high yield, government agencies and mortgage-backed securities) again led to underperformance, as spreads continued to widen. In the third quarter, our overweight in spread products (non-Treasuries) contributed to positive performance. Additionally, our strong emerging market debt returns offset most of the negative exposure to domestic high yield. During the fourth quarter, we remained underweight in Treasuries and overweight in spread products. While this allocation decision negatively impacted returns, our security selection performance was quite strong - primarily in investment-grade corporate bonds. Unfortunately, the corporate bond returns were not enough to overshadow the continued deterioration in our allocation to high yield bonds.

PERFORMANCE

For the fourth quarter and year-to-date, the Fund's returns of 3.47% and 9.34%, respectively, trailed the Lehman Brothers Aggregate Bond Index returns of 4.21% and 11.63%.

OUTLOOK

Looking ahead, we are constructive on the corporate bond sector, given current valuation levels. Valuations are at close to recessionary levels. Corporate bonds offer value on an absolute basis as well as versus alternative competing spread product. That being said, we are somewhat cautious

________________________________________________________________________________
                                                                               2


regarding "event risk" as well as some signs of credit deterioration sparked by either declining equity valuations, stock buybacks, releveragings and weaker earnings. The equity market's intolerance for earnings disappointments is another area of concern, as is continued supply. These are factors we are closely monitoring.

We favor high quality corporate bonds of large cap, solid businesses and credit improvement/debt reduction stories. In addition, as U.S. government "long duration" securities become scarcer over time, we believe that investors may be forced to find long duration elsewhere, which could include high quality corporate issuers.

As the Treasury buyback and yield curve inversion create opportunities with respect to the credit curves of certain corporate bond issuers, we will likely use such opportunities to take positions in the most attractive part of the issuer curve.

While we continue to have a significant overweight allocation to corporate bonds, our security selection and sector selection continue to be relatively defensive. As the Federal Reserve (Fed) continues along their "easing path" and demonstrates to the market that they are not "behind," we will probably rotate into less defensive sectors. In the interim, we will likely continue to have a conflict between a supportive Fed policy along with the negative fundamentals associated with the economic slowdown and its impact on credit quality. Overall, we believe that security and sector selection will be paramount along with vigilance toward prudent credit decisions.

Sincerely,


/s/ Richard H. Forde


Richard H. Forde
PRESIDENT
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND

________________________________________________________________________________
                                                                               3
                [THE TABLE BELOW APPEARS AS A BAR CHART GRAPHIC]


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (UNAUDITED)
                               5/3/99* - 12/31/00

__________________________________
     AVERAGE ANNUAL RETURNS
 1 Year        Life of Funds
  9.34%            4.57%
__________________________________

                            CVPIGBF       Lehman G/C    Lehman Aggregate
                            Investment    unit value          unit value

  5/3/99                    $10,000        $10,000          $10,000
12/31/99                     $9,852         $9,852           $9,797
12/31/00                    $10,772        $11,035          $10,936



CIGNA Variable Products S&P 500 Index Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's return has been compared with the total return performance of S&P 500 Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage changes or other investment expenses.

*Commencement of operations

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND INVESTMENTS IN SECURITIES   4
December 31, 2000


                                                  PRINCIPAL         VALUE
                                                    (000)           (000)
--------------------------------------------------------------------------
LONG-TERM BONDS AND NOTES - 97.1%
CONSUMER AND RETAIL - 1.1%
Levi Strauss and Co., 6.8%, 2003                    $ 370           $ 313
Rite-Aid Corp., 7.7%, 2027                            190              51
Target Corp., 7.5%, 2010                              260             274
Vlasic Foods Int'l, Inc., 10.3%, 2009 /(3)/           960             245
Wal-Mart Stores, Inc., 6.9%, 2009                      70              73
                                                            --------------
                                                                      956
                                                            --------------

ENTERTAINMENT AND COMMUNICATIONS - 7.9%
British Telecommunications, 8.6%, 2030                 80              80
Charter Communication Holdings, 8.6%, 2009            180             162
Clear Channel Comm., Inc., 7.9%, 2005                 620             641
Focal Communications Corp.,
       Step Coupon (0% to 2/15/03), 2008              160              67
Globalstar L.P., 11.4%, 2004                          200              23
ITT Corp., 7.4%, 2025                                 325             288
Lenfest Communications, Inc., 8.3%, 2008            1,075           1,115
Level 3 Communications, 9.1%, 2008                    160             128
McLeodUSA, Inc., 11.5%, 2009                          260             259
Metromedia Fiber Network, 10%, 2009                   200             167
Nextel Communications, Inc.,
       Step Coupon (0% to 9/15/02), 2007              485             380
NTL Communications Corp.,
       Step Coupon (0% to 10/1/03), 2008              530             292
Spectrasite Holdings, Inc.,
       Step Coupon (0% to 3/15/05), 2010              500             255
Sprint Capital Corp., 6.9%, 2028                      330             267
Telefonia Europe, 8.3%, 2030                           80              80
Telewest Communications PLC, 11.4%, 2010
       (144A security acquired Oct. and Nov. 2000
       for $196) /(2)/                                375             169
Time Warner, Inc., 8.2%, 2007                         775             836
Vodafone Airtouch PLC, 7.8%, 2010 (144A
       security acquired Dec. 2000 for $587) /(2)/    590             611
Williams Communications Group, 11.7%, 2008
       (144A security acquired Nov. and Dec. 2000
       for $446) /(2)/                                460             354
Winstar Communications, Inc.,
       Step Coupon (0% to 4/15/05), 2010
       (144A security acquired Oct., Nov. and
       Dec. 2000 for $722) /(2)/                    1,685             463
                                                            --------------
                                                                    6,637
                                                            --------------




                                              PRINCIPAL   VALUE
                                                 (000)    (000)
----------------------------------------------------------------
FINANCIAL - 16.8%
AXA Financial, Inc., 7.8%, 2010                 $  410    $ 435
Abbey Nat'l Cap., Floating Rate, 9%, 2049          805      831
American Express Credit Corp., 6.4%, 2005        1,550    1,563
Banc One Corp., 7.8%, 2025                         475      459
Bank One Corp.,
      5.6%, 2004                                   500      486
      7.9%, 2010                                   210      219
Bank Toyko Mitsubishi Ltd., 8.4%, 2010             280      298
Boeing Capital Corp., 7.4%, 2010                   630      678
BSCH Issuances Ltd., 7.6%, 2010                    415      417
Citigroup, Inc., 7.3%, 2010                        825      853
Ford Motor Credit Co.,
      7.6%, 2005                                 1,625    1,671
      7.9%, 2010                                   480      493
Korea Development Bank, 7.6%, 2002
      (144A security acquired Apr. 2000
      for $198) /(2)/                              200      201
Lodgian Financing Corp., 12.3%, 2009               260      234
Manufacturers & Traders Trust Co., 8%, 2010        400      416
Merrill Lynch & Co., Inc., 6%, 2009                315      298
Morgan Stanley Group, Inc., 5.6%, 2004             830      814
National Westminster Bank PLC,
      7.4%, 2009                                   330      341
Prudential Ins. Co. of America,  6.9%, 2003        625      631
Sanwa Finance Aruba AEC, 8.4%, 2009                290      299
Shinhan Bank,
      7.3%, 2002                                 1,170    1,156
      7.3% 2002 (144A security acquired
      Dec. 2000 for $10) (2)                        10       10
Skandinaviska Enskilda, 6.6%, 2049                 250      249
Sumitomo Bank Int'l NV, 9%, 2009                   260      274
Wells Fargo & Co., 7.2%, 2003                      800      820
                                                        --------
                                                         14,146
                                                        --------
FOREIGN GOVERNMENT - 3.4%
Brazil Federative Republic, 10.1%, 2027            480      385
Poland (Government of) Step Coupon (4.3% to
      10/1/01), 2024                             1,165      868
Quebec (Province of Canada), 7.5%, 2023            760      809


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND INVESTMENTS IN SECURITIES   5
December 31, 2000 (Continued)


                                                PRINCIPAL      VALUE
                                                  (000)        (000)
---------------------------------------------------------------------
FOREIGN GOVERNMENT (CONTINUED)
United Mexican States,
       10.4%, 2009                               $  235        $  258
       9.8%, 2010                                   475           511
                                                              --------
                                                                2,831
                                                              --------
INDUSTRIAL - 6.0%
Apple Computer, Inc., 6.5%, 2004                    170          155
Coastal Corp., 7.5%, 2006                           390          407
Federal Mogul Corp., 7.9%, 2010                     220           33
Lockheed Martin Corp., 8.5%, 2029                   960        1,090
Merck & Co., Inc.,
       6.3%, 2026                                   490          470
       6.4%, 2028                                   175          170
Raytheon Co., 8.2%, 2006 (144A security
       Acquired Oct. and Dec. 2000 for $776)/(2)/   770          821
Sun Micro Systems, Inc.,
       7.4%, 2004                                   920          939
       7.5%, 2006                                   260          267
TFM S.A., Step Coupon (0% to 6/15/02), 2009       1,020          755
                                                          -----------
                                                               5,107
                                                          -----------
OIL & GAS - 1.3%
Conoco Inc., 9%, 2029                               915          891
Falcon (R & B) Corp., 6.8%, 2005                    190          179
                                                          -----------
                                                               1,070
                                                          -----------
SERVICES - 0.3%
Laidlaw, Inc., 7.9%, 2005 /(3)/                     890          238
                                                          -----------

STRUCTURED SECURITIES - 11.2%
Beaver Valley Funding Corp., 8.6%, 2007             730          756
Citibank Credit Card Master Trust,
       5.8%, 2005                                   650          648
General Electric Capital Corp.,
       6.8%, 2005                                 1,330        1,375
IMC Home Equity Loan Trust,
       Floating Rate, 6.7%, 2029                    600          585
       6.7%, 2029                                   793          790
ING Capital Funding Trust III, 8.4%, 2049           825          839
LB Commercial Conduit Mortgage Trust,
       6.4%, 2007                                   820          827
LB UBS Commercial Mortgage Trust,
       7.2%, 2009                                   634          662
MBNA Master Credit Card Trust, 6.4%, 2005           850          857


                                            PRINCIPAL        VALUE
                                              (000)          (000)
-------------------------------------------------------------------
STRUCTURED SECURITIES - (CONTINUED)
Nationslink Funding Corp., 7%, 2008             $  432       $ 445
Qwest Capital Funding, Inc.
       7.8%, 2006 (144A Security acquired
       Aug. and Nov. 2000 for $465) /(2)/          465         484
       7.9%, 2010 (144A Security acquired
       Aug. 2000 for $195) /(2)/                   195         203
Saxton Asset Securities Trust, 7.1%, 2027          525         526
Verizon Global Funding Corp., 7.3%, 2010           410         419
Xerox Capital Trust, 8%, 2027                      175          37
                                                        -----------
                                                             9,453
                                                        -----------
TAXABLE MUNICIPALS - 0.6%
Mississippi  Business Finance Taxable
      Economic Development, 7.8%, 2024             500         466
                                                        -----------

TRANSPORTATION - 0.4%
Burlington Northern Santa Fe,
      8.1%, 2020                                   280         297
                                                        -----------

UTILITIES - 2.5%
AES Corp., 9.5%, 2009                              150         155
Allied Waste North America, Inc., 10%, 2009        165         155
Cleveland Electric Illuminating Co.,
     7.7%, 2004                                     45          47
Empressa Nacional De Electric, 8.1%, 2097          425         335
Korea Electric Power Corp., 6.4%, 2003             640         626
Niagara Mohawk Power Corp., 7.4%, 2003             250         254
Texas Utilities Company, 6.4%, 2004                500         500
                                                        -----------
                                                             2,072
                                                        -----------

U.S. GOVERNMENT AND AGENCIES - 45.6%
Federal Home Loan Mortgage Corp.,
      5%, 2004                                   2,200       2,160
      6.6%, 2009                                 1,705       1,776
      6%, 2014                                   3,115       3,080
Federal National Mortgage Assoc.,
      6%, 2005                                   1,800       1,820
      6.3%, 2007                                 1,650       1,722
      7%, 2015                                   3,014       3,046
      6.5%, 2027                                   769         760
      6.5%, 2028                                 5,727       5,652
      6%, 2029                                   1,200       1,162
      7%, 2029                                   1,459       1,461
      7%, 2029                                   1,475       1,478

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND INVESTMENTS IN SECURITIES   6
December 31, 2000 (Continued)


                                                PRINCIPAL       VALUE
                                                   (000)        (000)
----------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES (CONTINUED)
Federal National Mortgage Assoc.,
       7%, 2030                                    1,375       1,377
       7.5%, 2030                                  2,909       2,951
       7.5%, 2030                                    284         288
U.S. Treasury Bonds, 8.8%, 2017                    3,210       4,311
U.S. Treasury Notes,
       7.9%, 2004                                  3,200        3,503
       7%, 2006                                    1,575        1,714
       6.6%, 2007                                     85           92
                                                          ------------
                                                               38,353
                                                          ------------
TOTAL LONG-TERM BONDS
       (Cost - $80,079)                                        81,626
                                                          ------------
SHORT-TERM OBLIGATIONS - 1.4%
BONDS - 0.2%
Finova Capital Corp., 6.6%, 9/15/01                  190          130
                                                          ------------

MONEY MARKET FUND - 1.1%
CIGNA Variable Products Money Market Fund            914          914
                                                          ------------

U. S. GOVERNMENT -  0.1%
U.S. Treasury Bills, 5.6%, 2/1/01 /(4)/              100           99
                                                          ------------
TOTAL SHORT-TERM OBLIGATIONS
       (Cost - $1,206)                                          1,143
                                                          ------------


(1) A summary of outstanding forward currency contracts as of December 31, 2000 is as follows:


                                                                                        Net Unrealized
   Settlement          Deliver/                                                          Appreciation
      Date              Receive        Units of Currency             Value              (Depreciation)
------------------    ------------     ------------------     --------------------    --------------------

Buy 2/15/01               Euro             1,850,000            $      1,740,844        $      132,694

(2) Indicates restricted security; the aggregate value of restricted securities is $3,316,345 (aggregate cost - $3,594,952), which is approximately 4% of net assets. Valuations have been furnished by brokers trading in the securities or by a pricing service for all restricted securities.
(3)    Defaulted Securities
(4) Pledged as collateral for Financial Futures Contracts. At December 31, 2000, the Fund was long 15 30-year and 15 10-year Treasury Bond futures contracts, 365-year and 77 2-year Treasury Note futures contracts and short 134 10-year Treasury Note futures contracts, all expiring in March 2001. Net unrealized losses amounted to $6,579. Underlying face values of the long and short positions were $21,885,588 and $(13,750,046), respectively, and underlying market values were $22,180,119 and $(14,051,156), respectively.



                                                PRINCIPAL       VALUE
                                                   (000)        (000)
----------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES - 98.5%
       (Total Cost - $81,285)                                 $82,769
                                                          ------------
Cash and Other Assets, Less Liabilities - 1.5% /(1)/            1,245
                                                          ------------
NET ASSETS - 100%                                             $84,014
                                                          ============

________________________________________________________
PORTFOLIO COMPOSITION (UNAUDITED)
December 31, 2000 (Continued)

                         Market       % of
Quality Ratings+          Value       Market
of Bonds                 (000)         Value
--------------------------------------------------------
Aaa/AAA                  $46,665        57.1%
Aa/AA                      5,630         6.9%
A/A                        8,608        10.5%
Baa/BBB                   12,042        14.7%
Ba/BB                      2,760         3.4%
B/B                        4,258         5.2%
Caa/CCC                      447         0.5%
Ca/CC                        238         0.3%
Not Rated                  1,108         1.4%
                         --------     --------
                         $81,756       100.0%
                         ========     ========

+ The higher of Moody's or Standard & Poor's Ratings.
________________________________________________________

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             7



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
(IN THOUSANDS)


ASSETS:
Investments at market value (Cost $81,285)       $ 82,769
Cash                                                    1
Interest receivable                                 1,149
Adviser reimbursement receivable                       43
Investment for Trustees' deferred
  compensation plan                                     1
Receivable for open foreign currency
  contracts                                           133
Other                                                   2
                                              ------------
      TOTAL ASSETS                                 84,098
                                              ------------

LIABILITIES:
Payable for fund shares purchased                      16
Variation margin payable                                8
Accrued advisory fees payable                          34
Administrative fees payable                             7
Custodian fees payable                                  7
Shareholder reports payable                             5
Other payable                                           6
                                              ------------
      TOTAL LIABILITIES                                84
                                              ------------

NET ASSETS (equivalent to $9.87 per share
    based on 8,508 shares of beneficial
    interest outstanding; unlimited number
    of shares authorized)                        $ 84,014
                                              ============

COMPONENTS OF NET ASSETS:
Paid-in capital                                  $ 83,493
Undistributed net investment income                    29
Unrealized appreciation of investments              1,610
Accumulated net realized loss                      (1,118)
                                              ------------
NET ASSETS                                       $ 84,014
                                              ============



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
(IN THOUSANDS)

INVESTMENT INCOME
INCOME:
    Interest                                              $ 4,705
EXPENSES:
    Investment advisory fees                                  324
    Custodian fees                                             80
    Administrative fees                                        25
    Other                                                      14
    Shareholder reports                                         5
    Audit and legal fees                                       14
                                                       -----------
    Total expenses                                            460
    Less expenses waived by adviser                          (131)
                                                       -----------
    Net expenses                                              329
                                                       -----------
NET INVESTMENT INCOME
                                                            4,376
                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
    Net realized loss from investments                        (92)
    Net realized loss from futures
      contracts                                              (200)
    Unrealized appreciation of investments                  2,273
    Unrealized appreciation of futures and
      currencies                                              126
                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                             2,107
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $ 6,483
                                                       ===========



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             8



STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
(IN THOUSANDS)


                                                               2000          1999*
                                                            ------------  -----------

OPERATIONS:
Net investment income                                           $ 4,376      $ 1,298
Net realized loss from investments                                  (92)        (765)
Net realized loss from futures contracts                           (200)
Unrealized appreciation (depreciation) on investments             2,273         (789)
Unrealized appreciation of futures and foreign currency             126            -
                                                            ------------  -----------
Net increase (decrease) in net assets
    from operations                                               6,483         (256)
                                                             ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                       (4,428)      (1,280)
                                                            ------------  -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from shares sold                                    50,258       42,395
Value of distributions reinvested                                 4,428        1,280
                                                            ------------  -----------
                                                                 54,686       43,675
Cost of shares redeemed                                         (11,988)      (2,878)
                                                            ------------  -----------
Net increase from capital share transactions                     42,698       40,797
                                                            ------------  -----------
NET INCREASE IN NET ASSETS                                       44,753       39,261
NET ASSETS:
Beginning of period                                              39,261            -
                                                            ------------  -----------
End of period (including and undistributed net investment
    income of  $29 and $37, respectively)                      $ 84,014     $ 39,261
                                                            ============  ===========




                                                       2000            1999*
                                                       ----            -----
TRANSACTIONS IN CAPITAL STOCK
Shares sold                                             5,130          4,278
Shares issued in reinvestment of
    distributions                                         449            135
                                                  ------------    -----------
                                                        5,579          4,413
Shares redeemed                                        (1,192)          (292)
                                                  ------------    -----------
Net increase in shares outstanding                      4,387          4,121
                                                  ============    ===========


*    For the period 5/3/99 to 12/31/99. The Fund commenced operation on 5/3/99.



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             9



FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------
                                                       YEAR ENDED     FROM MAY 3, 1999* TO
                                                  DECEMBER 31, 2000     DECEMBER 31, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 9.53            $  10.00
                                                         -------           --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.54                0.33
Net realized and unrealized gain (loss)                    0.35               (0.48)
                                                           -----              ------
TOTAL FROM INVESTMENT OPERATIONS                           0.89               (0.15)
                                                           -----              ------
LESS DISTRIBUTIONS:
From net investment income                                (0.55)              (0.32)
                                                          ------              ------
TOTAL DISTRIBUTIONS                                       (0.55)              (0.32)
                                                          ------              ------
NET ASSET VALUE, END OF PERIOD                           $ 9.87             $  9.53
                                                         =======             =======
TOTAL INVESTMENT RETURN (a)                                9.34%              -1.48% (c)
RATIOS TO AVERAGE NET ASSETS:
Gross Expenses                                             0.70%               0.79% (b)
Net expenses                                               0.50%               0.50% (b)
Net investment income                                      6.66%               6.09% (b)
Fees and expenses borne by the Adviser                     0.20%               0.29% (b)
Portfolio turnover                                          320%                303%
Net assets, end of period (000 omitted)                $ 84,014            $ 39,261

(a) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Annualized.
(c) Not annualized.
 *  Commencement of operations.



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                            10
NOTES TO FINANCIAL STATEMENTS



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Variable Products Investment Grade Bond Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest current income attainable consistent with reasonable risk, as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of fixed income securities. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Prices are taken from the primary market in which the security trades. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts, which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. At December 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $967,552, of which $682,345 and $285,207 expire in 2007 and 2008, respectively.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax purposes, are deducted from paid in capital when such differences are determined to be permanent.

E. FOREIGN CURRENCY TRANSLATIONS - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and
(ii) purchases and sales of investment securities, dividend and interest income and certain

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                            11
NOTES TO FINANCIAL STATEMENTS (Continued)

         expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

F. FUTURES CONTRACTS - The Fund may purchase financial futures contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities.

G. FORWARD CURRENCY TRANSACTIONS - The Fund is authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.50% of the Fund's average net assets. TimesSquare has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.50% of average daily net assets until April 30, 2002, and afterwards to the extent described in the Fund's prospectus. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest its excess cash up to 25% of total assets in the affiliated CIGNA Variable Products Money Market Fund. TimesSquare will waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the affiliated Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest its excess cash up to 25% of its total assets in the affiliated CIGNA Variable Products Money Market Fund (CVPMM) managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the affiliated Fund. Income distributions from CVPMM, which amounted to $39,524 for the year ended December 31, 2000, are recorded as interest income in the Statement of Operations.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND NOTES TO FINANCIAL         12
STATEMENTS (Continued)


TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2000, the Fund paid or accrued $24,981.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the year ended December 31, 2000 were $242,664,070 and $200,541,034, respectively.

As of December 31, 2000, the cost of securities for federal income tax purposes was $81,358,907. At December 31, 2000, unrealized appreciation for federal income tax purposes aggregated $1,409,792 of which $2,521,084 related to appreciated securities and $1,111,292 related to depreciated securities.

5. CAPITAL STOCK. The Fund offers an unlimited number of shares of beneficial interest without par value. All of the shares outstanding at December 31, 2000 were held by Connecticut General Life Insurance Company relating to variable annuity and universal life insurance contracts issued by that company.

6. NEW ACCOUNTING MATTERS. Effective January 1, 2001, the Fund will adopt provisions of the AICPA Audit and Accounting Guide for Investment Companies and will amortize premium and discount on all debt securities. The cumulative effect of this accounting change will not have an impact on total net assets for the Fund but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

________________________________________________________________________________
                                                                              13



REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CIGNA Variable Products Investment Grade Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Variable Products Investment Grade Bond Fund (the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, and in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2001

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                            14




TRUSTEES                                                                              OFFICERS
                                           Thomas C. Jones
Hugh R. Beath                              PRESIDENT, CIGNA RETIREMENT & INVESTMENT
ADVISORY DIRECTOR                          SERVICES AND CHAIRMAN OF THE BOARD,        Richard H. Forde
ADMEDIA CORPORATE ADVISORS, INC.           TIMESSQUARE CAPITAL MANAGEMENT, INC.       PRESIDENT

Russell H. Jones                           Paul J. McDonald
VICE PRESIDENT AND TREASURER               SPECIAL ADVISOR TO BOARD OF DIRECTORS      Alfred A. Bingham III
KAMAN CORPORATION                          FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

                                                                                      Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY

________________________________________________________________________________
CIGNA Variable Products Investment Grade Bond Fund is an open-end, diversified management investment company that invests primarily in fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.
________________________________________________________________________________